EXHIBIT 10
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                                                                     EXHIBIT 10

                         INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Trustees
USAA Investment Trust:

We consent to the use of our report dated July 7, 2000, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Auditors" in the statement of additional information.

                                                   /S/ KPMG LLP
                                                   ------------
San Antonio, Texas
September 27, 2000